                                                                    EXHIBIT 10.8

[*] Designates material for which confidential treatment has been requested, which material has been separately filed with the Securities and Exchange Commission.

                 [LOGO OF CABLE & WIRELESS, INC. APPEARS HERE]

                               CARRIER AGREEMENT

This Carrier Agreement ("Agreement") is entered into by and between Cable & Wireless, Inc. ("CWI") and its carrier customer signing below ("Carrier"). The General Terms and Conditions for Carrier Agreements CAR-96A (6/96) attached hereto are part of this Agreement.
--------------------------------------------------------------------------------
                               ORDER INFORMATION
--------------------------------------------------------------------------------
  1  Initial Term:  24  Months
     ------------  ----

  2  Rates:  (per minute except for Directory Assistance, T-1 Port Charges and
     -----
     Reporting Options)

      Domestic Inbound, Domestic Outbound and International Outbound:
      --------------------------------------------------------------

        See attached schedule entitled   Prime Call, Inc   and dated  8/16/96
                                      ---------------------         ------------
        Intrastate rates are applicable within:    CA
                                               ---------------------------------

      Directory Assistance:   CWI's then-standard per-call rates
      --------------------
      T-1 Port Charges:       Monthly Charge per T-1 Port............. $  [*]
      ----------------                                                  -------
                              Non-Recurring Installation Charge per
                              T-1 Port................................ $
                                                                        -------
                              Initial Quantity of T-1 Ports...........     1
                                                                        -------
      Reporting Options:      (insert "X" in box for the required option)
      -----------------

          [_]  Second copy of call detail: Monthly Charge              $
                                                                        -------
        E-BIS(R) Options:
        ----------------

          [_]  On-line             [_]  Magnetic Tape       [_]  CD-ROM

          [_]  Floppy Disk (3.5")  [_]  Floppy Disk (5.25")

             Charges for selected E-BIS(R) option:  Set-up............ $
                                                                        -------

                                                    Monthly........... $
                                                                        -------

  3  Payment/Security Deposits  (insert "Yes" or "No" where applicable)
     -------------------------
      Payment Period:  10  days after invoice date
      -------------- ------
      Payment by Wire Transfer Required  yes
      --------------------------------- -----
      Financial Reports Required.......  yes
      --------------------------        -----
      Security Deposits Required.......  no
      --------------------------        -----
        Initial Security Deposit Amount:......  $   n/a

                                                 ---------

        Continuing Security Deposit Amount:.....    n/a    times the amount of
                                                 ---------
          usage charges incurred over any   n/a   period
                                          -------

        Deposit Release Period:.................    n/a    Months
                                                 ---------

      Estimated Payments Required:..............    no
      ---------------------------                ---------
        Estimated Usage Period:............first    n/a    days of each Month
                                                 ---------
        Estimated Payment Due Date:.............    n/a    business days after
                                                 ---------
          CWI notifies the Customer of the Estimated Payment Amount

  4  Minimum Monthly Payment Obligations:
     -----------------------------------

       Month after Service Initiation    Minimum Amount each Month*    Month after Service Initiation    Minimum Amount each Month*
       ------------------------------    --------------------------    ------------------------------    --------------------------
                   0-1                         $   [*]                          2-3                         $   [*]
                 -------                         --------                       --------                       -------
                   4-5                         $   [*]                          6-24                            [*]
                 -------                         --------                       --------                       -------

                 -------                         --------                       --------                       -------

                 -------                         --------                       --------                       -------

*Minimums apply to international usage only; domestic usage shall not contribute towards meeting minimum monthly payment obligations

                     Prime Call Inc                                     Cable & Wireless,Inc
                     --------------                                     ---------------------
     Signature: /s/ Alan Chin                                Signature: /s/ Elaine M. Beiseigel
               ----------------                                              -------------------
 Printed Name: Alan Chin                                           Printed Name: Elaine M. Beiseigel
               ----------------                                                  -------------------
         Title:V.P                                                         Title: Contract Manager
               ----------------                                                   ------------------
         Date: 8/20/96                                                     Date:  9/10/96
               ----------------                                                   ------------------

              General Terms and Conditions for Carrier Agreements

[LOGO OF CABLE & WIRELESS, INC.
 APPEARS HERE]

1. Service to be Provided by CWI: CWI will provide the following long-distance
   -----------------------------
   services: Domestic Outbound, Domestic Inbound, International Outbound and Directory Assistance (hereinafter collectively, "Services").

   The Carrier will access CWI's network as soon as is reasonably possible, via dedicated T-1 lines ("Access Lines") ordered from local exchange carriers or alternate access carriers (collectively, "Local Carriers") and paid for by the Carrier. If the Carrier orders an Access Line from a Local Carrier, the Carrier will pay the Local Carrier directly for the Access Line. If the Carrier requests CWI to order the Access Line and if permitted by the Local Carrier, CWI will order the Access Line on behalf of the Carrier and will have the Local Carrier bill the Carrier directly for the Access Line.

2. Term and Termination: The initial term of this Agreement will end the number
   --------------------
   of full CWI monthly billing periods ("Month(s)") after service is initiated as set forth in the "Initial Term" portion of the Order Information section of this Agreement ("Initial Term"). Either party may terminate this Agreement at the end of the Initial Term, by providing thirty (30) days' prior written notice. If no such notice is given, this Agreement will continue after the Initial Term, until terminated by either party providing the other with thirty (30) days' prior written notice. The term "Term" as used herein will mean the Initial Term plus any subsequent period of time during which this Agreement continues beyond the end of the Initial Term. If CWI shall have undertaken efforts to provide Services prior to the date of full execution of this Agreement, the provisions of this Agreement shall apply retroactively with respect to such efforts and such Services.

   At any time prior to the end of the Initial Term, the Carrier may, for its convenience, terminate this Agreement in its entirety by providing CWI with thirty (30) days' prior written notice. In such event, in addition to paying for all charges incurred through the date service is discontinued, including any applicable shortfall charges, the Carrier will pay (as a contract discontinuance fee and not as a penalty) an amount equal to the sum of the minimum monthly payment obligations for each of the remaining Months in the Initial Term.

   If CWI has not received any traffic from Carrier hereunder within sixty (60) days after full execution of this Agreement, CWI shall have the right to terminate this Agreement upon written notice to Carrier.

   If the Carrier fails to do any of the following when due and then does not cure such failure within two (2) days after receiving notice thereof from CWI, CWI may, in addition to any other remedies available to it and without any further written notice to the Carrier, immediately terminate this Agreement in its entirety and discontinue providing Services: (i) make a payment in full; (ii) provide any required security deposit amount; or (iii) provide any required financial report. In addition to any other remedies available to it, CWI may immediately terminate this Agreement in its entirety if Carrier fails to comply with the terms of any license accompanying any software relating to E-BIS(R) reporting options.

3. Rates and Taxes: The Carrier will pay the monthly, non-recurring and usage
   ---------------
   charges set forth in this Agreement. Each call will be billed in 6-second increments and will be subject to a 30-second minimum charge except that domestic outbound calls (both interstate and intrastate) will be subject to a 6-second minimum charge. The Carrier will pay any applicable federal, state, or local taxes, surcharges, or similar fees for the Services.

   CWI may, upon fifteen (15) days written notice to Carrier, increase any of the rates for any of the countries set forth in this Agreement. If Carrier subsequently discontinues routing traffic to CWI for a country for which such increased rate applies and providing traffic to such country would have contributed to the Carrier's minimum monthly payment obligations set forth in the Order Information section of the Agreement, then, for so long as Carrier discontinues routing traffic to such country to CWI, the amount of such minimum monthly payment obligations will be reduced by a percentage that is equivalent to the average total charges incurred by the Carrier for calls placed to that country in each of the three (3) Months immediately preceding the date the Carrier discontinues routing such traffic to CWI, divided by the average of the Carrier's total charges for Services in each such month.

   Any software which CWI supplies for use in connection with the E-BIS(R) reporting options shall be provided subject to the software license agreement that accompanies such software. Carrier agrees to comply with all terms and conditions set forth in such software license agreement. Title to, all rights to and all interest in, such software shall at all times remain with CWI or its third-party suppliers.

4. Payment: CWI will provide monthly invoices covering CWI-designated periods
   -------
   which will be due and payable within the number of days after the invoice date as set forth in the "Payment Period" section of the Order Information section of this Agreement. The "invoice date" for a particular monthly billing period will be the day immediately following the last day of such monthly billing period. For example, if the monthly billing period runs from January 24th to February 23rd, the invoice date for such billing period will be February 24th, and, if the "Payment Period" set forth in the Order Information section of the Agreement is "10 days after invoice date", then payment for such monthly billing period is due no later than the tenth
   (10th) day after February 24th.

   If the Order Information section of this Agreement indicates that estimated payments are required, CWI will notify the Carrier on the last day of the "Estimated Usage Period," or if such day is not a business day, on the next business day, as to CWI's estimate of the charges incurred by the Carrier during such period. The Carrier will pay CWI such estimated amount ("Estimated Payment") no later than the "Estimated Payment Due Date". At the end of a Month, CWI will provide an invoice for the usage charges actually incurred that Month less that Month's Estimated Payment; provided, however, that if a minium monthly payment obligation applies for that Month and such minimum has not been met, then the invoice amount will be that Month's minimum payment obligation less that Month's Estimated Payment. The Carrier will pay the invoiced amount within the Payment Period.

   A late payment charge will be applied on balances that remain unpaid after the Payment Period in the amount of the lesser of (a) 1 1/2% per month of the amount of the late payment starting from the day following the Payment Period, or (b) maximum amount allowed under applicable law. The Carrier must pay all invoices when due; any questions which the Carrier may have concerning an invoice must be brought to CWI's attention within forty-five
   (45) days of the invoice date. The Carrier shall reimburse CWI for any expenses, including, without limitation, reasonable attorney's fees, CWI may incur in collecting amounts due hereunder.

   If so indicated in the Order Information section of this Agreement, all payments by the Carrier will be made via wire transfer (in immediately available funds) to Mellon Bank, 3 Mellon Bank Center, Room 153-2718, Pittsburgh, PA 15259-0001, ABA #0430-00261/Account #1705643.

5. Financial Reports: If the Order Information section of this Agreement
   -----------------
   indicates that financial reports are required, within thirty (30) days after the end of each calendar quarter, the Carrier will provide CWI with a written report updating the Carrier's financial status ("Quarterly Report"), and within ninety (90) days after the end of each calendar year, the Carrier will provide CWI with an audited annual report. Each Quarterly Report will contain, as a minimum, an updated balance sheet and income statement. The Carrier represents and warrants that no Quarterly Report will contain any material misstatement or omission.

6. Security Deposits: If the Order Information section of this Agreement
   -----------------
   indicates that security deposits are required, each required security deposit will be either in cash (paid by check or via wire transfer) on an irrevocable stand-by letter of credit in a form and from a financial institution reasonably acceptable to CWI. The "Initial Security Deposit" amount will be provided prior to the initiation of service. Thereafter, if requested in writing by CWI, the Carrier will add additional amounts to the Initial Security Deposit such that the total amount of security deposit being held by CWI at all times is at least equal to the "Continuing Security Deposit". The Carrier will provide any such required additional amounts within five (5) business days after receiving CWI's written request. CWI will refund or release, as applicable, any security deposit it is holding (plus, if the security deposit is in the form of cash, accrued interest at the applicable rate set by regulation of the state in which CWI invoices the Carrier, or if no such rate is set by regulation, CWI's then-prevailing interest rate for security deposit refunds) if the following conditions are met by the Carrier:
   (i) for the entire "Deposit Release Period", the Carrier pays CWI in full when each payment is due; and (ii) CWI determines that the Carrier's Quarterly Reports covering the Deposit Release Period indicate that the Carrier's financial condition has had no materially adverse change as compared to the equivalent period of time immediately prior to the start of the Deposit Release Period. If CWI does not refund or release the security deposit during the Term as set forth above, the security deposit will be refunded or released, as applicable, at the end of the Term. If, at any time during the term of the Agreement, CWI determines that there has been a materially adverse change in the Carrier's financial condition as compared with the equivalent period of time immediately prior to the Effective Date, CWI may require Carrier to provide a security deposit or an additional security deposit in an amount to be determined by CWI. The Carrier shall provide any such required amounts within five (5) business days after receiving CWI's written request therefor.

7. Minimum Payment Obligations: If the total amount of usage charges incurred by
   ---------------------------
   the Carrier for international service in any Month is less than the amount of the then-applicable minimum monthly payment obligation set forth in the Order Information section of this Agreement, then in addition to paying for its actual usage that Month, the Carrier will pay (as an underutilization fee and not as a penalty) a shortfall charge equal to the difference between (i) the actual usage charges incurred for international service that Month, and (ii) the amount of the then-applicable minimum monthly payment obligation. If this Agreement remains in effect after the Initial Term, the minimum monthly payment obligation for each subsequent Month, shall be equal to the amount of the minimum monthly payment obligation for the last Month of the Initial Term.

8. Additional Terms: This is a carrier-to-carrier agreement subject to (S)211 of
   ----------------
   the Communications Act of 1934, as amended. The Carrier is responsible for and shall comply with any and all legal and regulatory requirements with respect to the Carrier's use and resale of the Services, including those of the Federal Communications Commission and state public utility commissions. The Services are governed by this Agreement and all Carrier obligations and CWI rights as set forth in the "General Rules and Regulations" section of CWI's interestate tariff, as may be amended by CWI in accordance with applicable laws and regulations. The Carrier shall defend, indemnify and hold CWI harmless from and against all claims, demands, actions, causes of action, judgments, costs and reasonable attorneys' fees and expenses of any kind arising from or related to any use of the Service or otherwise arising under this Agreement. In no

                             General Terms and Conditions for Carrier Agreements

[LOGO OF CABLE & WIRELESS, INC.
       APPEARS HERE]

event shall CWI be liable for any loss of profits, or for any indirect, incidental, special, exemplary or consequential damages.

This Agreement is effective as of the date of signature of the last party to sign and it is governed by and subject to the laws and the jurisdiction of the courts of the Commonwealth of Virginia. The Carrier shall not disclose any of the terms of this Agreement. This Agreement is the sole and exclusive understanding between the parties with respect to the Services. CWI and Carrier expressly agree that this Agreement shall not give rise to any third party being entitled to any right whatsoever.

                                    [INITIALS
Carrier's Representative's Initials APPEAR HERE] Date 8/20/96
                                    ------------      -------

                                                FINANCIAL SECURITY ADDENDUM
                                                    TO CARRIER AGREEMENT
[LOGO OF  CABLE & WIRELESS, INC. APPEARS HERE]


Cable & Wireless, Inc. ("CWI") and its carrier customer signing this Financial Security Terms and Conditions Addendum ("Carrier") agree that their Carrier Agreement ("Agreement") is modified as set forth below. Any capitalized terms not defined herein shall have the meaning defined in the General Terms and Conditions for Carrier Agreements.

===============================================================================

When Carrier's usage in any month exceeds the amount set forth below, CWI may, upon written notice to Carrier, change any or all of the payment and security deposit requirements, set forth in the Payment/Security Deposit section of the
                                       ------------------------
Order Information section of the Agreement. Such changes will be effective immediately upon Carrier's receipt of such notice.

              $  50,000  per month
              ==========


               Prime Call, Inc                     Cable & Wireless, Inc.
        --------------------------             ------------------------------
   Signature:  /s/ Alan Chin            Signature: /s/ Elaine M. Beiseigel
             ---------------------                 --------------------------
Printed Name:  ALAN CHIN             Printed Name:  Elaine M. Beiseigel
             ---------------------                 --------------------------
       Title:   V.P.                        Title:   Contract Manager
             ---------------------                  -------------------------
        Date:   8/20/96                      Date:      9/10/96
             ---------------------                  -------------------------

                                Prime Call, Inc


Country                                          Code          Rate
--------------------------------------------------------------------------
DOMESTIC OUTBOUND (US
MAINLAND ORIGINATED)
--------------------------------------------------------------------------
OUTBOUND - INTERSTATE
TERMINATED IN US MAINLAND                                       [*]
--------------------------------------------------------------------------
OUTBOUND - INTRASTATE -
WITHIN (state)                                                  [*]
 --------------------------------------------------------------------------
OUTBOUND - INTERSTATE
TERMINATED IN ALASKA,
HAWAII, PUERTO RICO & US
VIRGIN ISLANDS                                                  [*]
--------------------------------------------------------------------------
DOMESTIC INBOUND (US
MAINLAND ORIGINATED)                                            [*]
--------------------------------------------------------------------------
INBOUND - INTERSTATE
TERMINATED IN US MAINLAND                                       [*]
--------------------------------------------------------------------------
INBOUND - INTRASTATE -
WITHIN [state]                                                  [*]
--------------------------------------------------------------------------
INBOUND - INTERSTATE
TERMINATED IN ALASKA,
HAWAII, PUERTO RICO, & US
VIRGIN ISLANDS                                                  [*]
--------------------------------------------------------------------------
CANADA INBOUND                                  1               [*]
--------------------------------------------------------------------------
CANADA (416,905,514,604)
OUTBOUND                                        1               [*]
--------------------------------------------------------------------------
CANADA OUTBOUND (Other
NPAs)                                           1               [*]
--------------------------------------------------------------------------
AFGHANISTAN                                    93               [*]
--------------------------------------------------------------------------
ALBANIA                                       355               [*]
--------------------------------------------------------------------------
ALGERIA                                       213               [*]
--------------------------------------------------------------------------
AMER SAMOA                                    684               [*]
--------------------------------------------------------------------------
ANDORRA                                       376               [*]
--------------------------------------------------------------------------
ANGOLA                                        244
--------------------------------------------------------------------------
ANGUILLA                                      809               [*]
--------------------------------------------------------------------------
ANTIGUA                                       809               [*]
--------------------------------------------------------------------------
ARGENTINA                                      54               [*]
--------------------------------------------------------------------------
ARMENIA                                       374               [*]
--------------------------------------------------------------------------
ARUBA                                         297               [*]
--------------------------------------------------------------------------
ASCENSION                                     247               [*]
--------------------------------------------------------------------------
ATLOCEANEAST                                  871               [*]
--------------------------------------------------------------------------
ATLOCEANWEST                                  874               [*]

[*] CONFIDENTIAL TREATMENT REQUESTED


--------------------------------------------------------------------------
AUST EXT TER                                  672               [*]
--------------------------------------------------------------------------
AUSTRALIA                                      61               [*]
--------------------------------------------------------------------------
AUSTRIA                                        43               [*]
--------------------------------------------------------------------------
AZERBAIJAN                                    994               [*]
--------------------------------------------------------------------------
BAHAMAS                                       809               [*]
--------------------------------------------------------------------------
BAHRAIN                                       973               [*]
--------------------------------------------------------------------------
BANGLADESH                                    880               [*]
--------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

8/16/96                           CWI Confidential
                        Proposal Expires Sept. 1, 1996                   Page 1

                                Prime Call, Inc

   Country                      Code            Rate
--------------------------------------------------------------------------------
BARBADOS                        809              [*]
--------------------------------------------------------------------------------
BELARUS                         375              [*]
--------------------------------------------------------------------------------
BELGIUM                          32              [*]
--------------------------------------------------------------------------------
BELIZE                          501              [*]
--------------------------------------------------------------------------------
BENIN                           229              [*]
--------------------------------------------------------------------------------
BERMUDA                         809              [*]
--------------------------------------------------------------------------------
BHUTAN                          975              [*]
--------------------------------------------------------------------------------
BOLIVIA                         591              [*]
--------------------------------------------------------------------------------
BOSNIA&HERZE                    387              [*]
--------------------------------------------------------------------------------
BOTSWANA                        267              [*]
--------------------------------------------------------------------------------
BR VIRGIN IS                    809              [*]
--------------------------------------------------------------------------------
BRAZIL                           55              [*]
--------------------------------------------------------------------------------
BRUNEI                          673              [*]
--------------------------------------------------------------------------------
BULGARIA                        359              [*]
--------------------------------------------------------------------------------
BURKINA FASO                    226              [*]
--------------------------------------------------------------------------------
BURUNDI                         257              [*]
--------------------------------------------------------------------------------
CAMBODIA                        855              [*]
--------------------------------------------------------------------------------
CAMEROON                        237              [*]
--------------------------------------------------------------------------------
CAPE VERDE                      238              [*]
--------------------------------------------------------------------------------
CAYMAN IS                       809              [*]
--------------------------------------------------------------------------------
CEN AFR REP                     236              [*]
--------------------------------------------------------------------------------
CHAD REP                        235              [*]
--------------------------------------------------------------------------------
CHILE                            56              [*]
--------------------------------------------------------------------------------
CHINA                            86              [*]
--------------------------------------------------------------------------------
COLOMBIA                         57              [*]
--------------------------------------------------------------------------------
CONGO                           242              [*]
--------------------------------------------------------------------------------
COOK ISLANDS                    682              [*]
--------------------------------------------------------------------------------
COSTA RICA                      506              [*]
--------------------------------------------------------------------------------
CROATIA                         385              [*]
--------------------------------------------------------------------------------
CUBA                            530              [*]
--------------------------------------------------------------------------------
CYPRUS                          357              [*]

[*] CONFIDENTIAL TREATMENT REQUESTED


--------------------------------------------------------------------------------
CZECH/SLOVAK                     42              [*]
--------------------------------------------------------------------------------
DENMARK                          45              [*]
--------------------------------------------------------------------------------
DIEGO GARCIA                    246              [*]
--------------------------------------------------------------------------------
DIJIBOUTI                       253              [*]
--------------------------------------------------------------------------------
DOMINICA                        809              [*]
--------------------------------------------------------------------------------
DOMINICAN RP                    809              [*]
--------------------------------------------------------------------------------
ECUADOR                         593              [*]
--------------------------------------------------------------------------------
EGYPT                            20              [*]
--------------------------------------------------------------------------------

                               CWI Confidential
                         Proposal Expires Sept 1, 1996

[*] CONFIDENTIAL TREATMENT REQUESTED


 8/16/96                                                              Page 2

                                Prime Call, Inc


Country                                          Code          Rate
--------------------------------------------------------------------------
EL SALVADOR                                      503            [*]
--------------------------------------------------------------------------
EQUAT GUINEA                                     240            [*]
--------------------------------------------------------------------------
ERITREA                                          291            [*]
--------------------------------------------------------------------------
ESTONIA                                          372            [*]
--------------------------------------------------------------------------
ETHIOPIA                                         251            [*]
--------------------------------------------------------------------------
FAEROE IS                                        298            [*]
--------------------------------------------------------------------------
FALKLAND IS                                      500            [*]
--------------------------------------------------------------------------
FIJI                                             679            [*]
--------------------------------------------------------------------------
FINLAND                                          358            [*]
--------------------------------------------------------------------------
FRANCE                                            33            [*]
--------------------------------------------------------------------------
FRENCH GUIAN                                     594            [*]
--------------------------------------------------------------------------
FRENCHPOLYNS                                     689            [*]
--------------------------------------------------------------------------
GABON REPUBL                                     241            [*]
--------------------------------------------------------------------------
GAMBIA                                           220            [*]
--------------------------------------------------------------------------
GEORGIA                                          995            [*]
--------------------------------------------------------------------------
GERMANY                                           49            [*]
--------------------------------------------------------------------------
GHANA                                            233            [*]
--------------------------------------------------------------------------
GIBRALTAR                                        350            [*]
--------------------------------------------------------------------------
GREECE                                            30            [*]
--------------------------------------------------------------------------
GREENLAND                                        299            [*]
--------------------------------------------------------------------------
GRENADA                                          809            [*]
--------------------------------------------------------------------------
GUADELOUPE                                       590            [*]
--------------------------------------------------------------------------
GUAM                                             671            [*]
--------------------------------------------------------------------------
GUANTANAMO                                        53            [*]
--------------------------------------------------------------------------
GUATEMALA                                        502            [*]
--------------------------------------------------------------------------
GUINEA REP                                       224            [*]
--------------------------------------------------------------------------
GUINEABISSAU                                     245            [*]
--------------------------------------------------------------------------
GUYANA                                           592            [*]
--------------------------------------------------------------------------
HAITI                                            509            [*]
--------------------------------------------------------------------------
HONDURAS                                         504            [*]
--------------------------------------------------------------------------
HONG KONG                                        852            [*]
--------------------------------------------------------------------------
HUNGARY                                           36            [*]

[*] CONFIDENTIAL TREATMENT REQUESTED


--------------------------------------------------------------------------
ICELAND                                          354            [*]
--------------------------------------------------------------------------
INDIA                                             91            [*]
--------------------------------------------------------------------------
INDIAN OCEAN                                     873            [*]
--------------------------------------------------------------------------
INDONESIA                                         62            [*]
--------------------------------------------------------------------------
IRAN                                              98            [*]
--------------------------------------------------------------------------
IRAQ                                             964            [*]
--------------------------------------------------------------------------
IRELAND                                          353
--------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

8/16/96                           CWI Confidential
                        Proposal Expires Sept. 1, 1996                   Page 3

                                Prime Call, Inc


Country                                      Code                   Rate
--------------------------------------------------------------------------------
ISRAEL                                        972                    [*]
--------------------------------------------------------------------------------
ITALY                                          39                    [*]
--------------------------------------------------------------------------------
IVORY COAST                                   225                    [*]
--------------------------------------------------------------------------------
JAMAICA                                       809                    [*]
--------------------------------------------------------------------------------
JAPAN                                          81                    [*]
--------------------------------------------------------------------------------
JORDAN                                        962                    [*]
--------------------------------------------------------------------------------
KENYA                                         254                    [*]
--------------------------------------------------------------------------------
KIRIBATI                                      686                    [*]
--------------------------------------------------------------------------------
KUWAIT                                        965                    [*]
--------------------------------------------------------------------------------
LAOS                                          856                    [*]
--------------------------------------------------------------------------------
LATVIA                                        371                    [*]
--------------------------------------------------------------------------------
LEBANON                                       961                    [*]
--------------------------------------------------------------------------------
LESOTHO                                       266                    [*]
--------------------------------------------------------------------------------
LIBERIA                                       231                    [*]
--------------------------------------------------------------------------------
LIBYA                                         218                    [*]
--------------------------------------------------------------------------------
LITHUANIA                                     370                    [*]
--------------------------------------------------------------------------------
LUXEMBOURG                                    352                    [*]
--------------------------------------------------------------------------------
MACAO                                         853                    [*]
--------------------------------------------------------------------------------
MACEDONIA                                     389                    [*]
--------------------------------------------------------------------------------
MADAGASCAR                                    261                    [*]
--------------------------------------------------------------------------------
MALAWI                                        265                    [*]
--------------------------------------------------------------------------------
MALAYSIA                                       60                    [*]
--------------------------------------------------------------------------------
MALDIVES                                      960                    [*]
--------------------------------------------------------------------------------
MALI REP                                      223                    [*]
--------------------------------------------------------------------------------
MALTA                                         356                    [*]
--------------------------------------------------------------------------------
MARSHALL IS                                   692                    [*]
--------------------------------------------------------------------------------
MARTINIQUE                                    596                    [*]
--------------------------------------------------------------------------------
MAURITANIA                                    222                    [*]
--------------------------------------------------------------------------------
MAURITIUS                                     230                    [*]
--------------------------------------------------------------------------------
MAYOTTECOMOR                                  269                    [*]
--------------------------------------------------------------------------------
MICRONESIA                                    691                    [*]
--------------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED


MOLDOVA                                       373                    [*]
--------------------------------------------------------------------------------
MONACO                                        377                    [*]
--------------------------------------------------------------------------------
MONGOLIA                                      976                    [*]
--------------------------------------------------------------------------------
MONTSERRAT                                    809                    [*]
--------------------------------------------------------------------------------
MOROCCO                                       212                    [*]
--------------------------------------------------------------------------------
MOZAMBIQUE                                    258                    [*]
--------------------------------------------------------------------------------
MYANMAR                                        95                    [*]
--------------------------------------------------------------------------------
N MARIANA IS                                  670                    [*]
--------------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                               CWI Confidential
8/16/96                 Prosposal Expires Sept 1, 1996             Page 4

                                Prime Call, Inc



                  Country                    Code    Rate
                  ---------------------------------------
                  NAMIBIA                     264    [*]
                  ---------------------------------------
                  NAURU                       674    [*]
                  ---------------------------------------
                  NEPAL                       977    [*]
                  ---------------------------------------
                  NETH ANTILLE                599    [*]
                  ---------------------------------------
                  NETHERLANDS                  31    [*]
                  ---------------------------------------
                  NEVIS                       809    [*]
                  ---------------------------------------
                  NEW CALEDONI                687    [*]
                  ---------------------------------------
                  NEW ZEALAND                  64
                  ---------------------------------------
                  NICARAGUA                   505    [*]
                  ---------------------------------------
                  NIGER REP                   227    [*]
                  ---------------------------------------
                  NIGERIA                     234
                  ---------------------------------------
                  NIUE ISLAND                 683    [*]
                  ---------------------------------------
                  NORTH KOREA                 850    [*]
                  ---------------------------------------
                  NORWAY                       47
                  ---------------------------------------
                  OMAN                        968    [*]
                  ---------------------------------------
                  PACIFIC OCEAN               872    [*]
                  ---------------------------------------
                  PAKISTAN                     92    [*]
                  ---------------------------------------
                  PALAU                       680    [*]
                  ---------------------------------------
                  PANAMA                      507    [*]
                  ---------------------------------------
                  PAPUA NEWGUI                675    [*]
                  ---------------------------------------
                  PARAGUAY                    595    [*]
                  ---------------------------------------
                  PERU                         51    [*]
                  ---------------------------------------
                  PHILIPPINES                  63    [*]
                  ---------------------------------------
                  POLAND                       48    [*]
                  ---------------------------------------
                  PORTUGAL                    351    [*]
                  ---------------------------------------
                  QATAR                       974    [*]
                  ---------------------------------------
                  REUNION ISL                 262    [*]
                  ---------------------------------------
                  ROMANIA                      40    [*]
                  ---------------------------------------
                  RUSSIA & NIS                  7    [*]
                  ---------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED


                  RWANDESE REP                250    [*]
                  ---------------------------------------
                  SAN MARINO                  378    [*]
                  ---------------------------------------
                  SAO TOME&PRI                239    [*]
                  ---------------------------------------
                  SAUDI ARABIA                966    [*]
                  ---------------------------------------
                  SENEGAL                     221    [*]
                  ---------------------------------------
                  SEYCHELLES                  248    [*]
                  ---------------------------------------
                  SIERRA LEONE                232    [*]
                  ---------------------------------------
                  SINGAPORE                    65
                  ---------------------------------------
                  SLOVENIA                    386    [*]
                  ---------------------------------------
                  SOLOMON IS                  677    [*]
                  ---------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                               CWI Confidential
8/16/96               Proposal Expires September 1, 1996

                                Prime Call, Inc


Country                                         Code            Rate
--------------------------------------------------------------------------
SOMALI DEM R                                    252              [*]
--------------------------------------------------------------------------
SOUTH AFRICA                                     27              [*]
--------------------------------------------------------------------------
SOUTH KOREA                                      82
--------------------------------------------------------------------------
SPAIN                                            34              [*]
--------------------------------------------------------------------------
SRI LANKA                                        94              [*]
--------------------------------------------------------------------------
ST KITTS                                        809              [*]
--------------------------------------------------------------------------
ST LUCIA                                        809              [*]
--------------------------------------------------------------------------
ST VINCENT                                      809              [*]
--------------------------------------------------------------------------
ST. HELENA                                      290              [*]
--------------------------------------------------------------------------
STPIER&MIQ                                      508              [*]
--------------------------------------------------------------------------
SUDAN                                           249              [*]
--------------------------------------------------------------------------
SURINAME                                        597              [*]
--------------------------------------------------------------------------
SWAZILAND                                       268              [*]
--------------------------------------------------------------------------
SWEDEN                                           46
--------------------------------------------------------------------------
SWITZERLAND                                      41
--------------------------------------------------------------------------
SYRIA                                           963              [*]
--------------------------------------------------------------------------
TAIWAN                                          886
--------------------------------------------------------------------------
TANZANIA                                        255              [*]
--------------------------------------------------------------------------
THAILAND                                         66              [*]
--------------------------------------------------------------------------
TOGOLESE REP                                    228              [*]
--------------------------------------------------------------------------
TONGA                                           676              [*]
--------------------------------------------------------------------------
TRINIDAD                                        809              [*]
--------------------------------------------------------------------------
TUNISIA                                         216              [*]
--------------------------------------------------------------------------
TURKEY                                           90              [*]
--------------------------------------------------------------------------
TURKS CAICOS                                    809              [*]
--------------------------------------------------------------------------
TUVALU                                          688              [*]
--------------------------------------------------------------------------
U A EMIRATES                                    971              [*]
--------------------------------------------------------------------------
UGANDA                                          256              [*]
--------------------------------------------------------------------------
UK G BRITAIN                                     44              [*]
--------------------------------------------------------------------------
UKRAINE                                         380              [*]
--------------------------------------------------------------------------
URUGUAY                                         598              [*]
--------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED


VANUATU                                         678              [*]
--------------------------------------------------------------------------
VENEZUELA                                        58              [*]
--------------------------------------------------------------------------
VIETNAM                                          84              [*]
--------------------------------------------------------------------------
WALLIA&FUTUN                                    681              [*]
--------------------------------------------------------------------------
WESTNSAMOA                                      685              [*]
--------------------------------------------------------------------------
YEMEN REP                                       967              [*]
--------------------------------------------------------------------------
YUGOSLAVIA                                      381              [*]
--------------------------------------------------------------------------
ZAIRE REP                                       243              [*]
--------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                                  CWI Confidential
8/16/96                 Proposal Expires Sept. 1, 1996                   Page 6

                                Prime Call, Inc


Country                                          Code          Rate
--------------------------------------------------------------------------
ZAMBIA                                           260            [*]
--------------------------------------------------------------------------
ZIMBABWE                                         263            [*]
--------------------------------------------------------------------------
MEXICO OUTBOUND ONLY                                            [*]
--------------------------------------------------------------------------
MEXICO 1 DISCOUNT                                 52            [*]
--------------------------------------------------------------------------
MEXICO 1 STANDARD                                 52            [*]
--------------------------------------------------------------------------
MEXICO 2 DISCOUNT                                 52            [*]
--------------------------------------------------------------------------
MEXICO 2 STANDARD                                 52            [*]
--------------------------------------------------------------------------
MEXICO 3 DISCOUNT                                 52            [*]
--------------------------------------------------------------------------
MEXICO 3 STANDARD                                 52            [*]
--------------------------------------------------------------------------
MEXICO 4 DISCOUNT                                 52            [*]
--------------------------------------------------------------------------
MEXICO 4 STANDARD                                 52            [*]
--------------------------------------------------------------------------
MEXICO 5 DISCOUNT                                 52            [*]
--------------------------------------------------------------------------
MEXICO 5 STANDARD                                 52            [*]
--------------------------------------------------------------------------
MEXICO 6 DISCOUNT                                 52            [*]
--------------------------------------------------------------------------
MEXICO 6 STANDARD                                 52            [*]
--------------------------------------------------------------------------
MEXICO 7 DISCOUNT                                 52            [*]
--------------------------------------------------------------------------
MEXICO 7 STANDARD                                 52            [*]
--------------------------------------------------------------------------
MEXICO 8 DISCOUNT                                 52            [*]
--------------------------------------------------------------------------
MEXICO 8 STANDARD                                 52            [*]
--------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                                  CWI Confidential
8/16/96                 Proposal Expires Sept. 1, 1996                   Page 7